UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-27460                                        16-1158413
 (Commission File Number)                  (I.R.S. Employer Identification No.)


 205 Indigo Creek Drive, Rochester, New York                   14626
  (Address of principal executive offices)                  (Zip Code)


                            (585) 256-0200 (Company's
                     telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         (99.1) Press release issued by Performance Technologies, Incorporated on April 23, 2003.

Item 12. Results of Operations and Financial Condition.

     On April 23, 2003, Performance Technologies, Incorporated announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PERFORMANCE TECHNOLOGIES, INCORPORATED


April 23, 2003                           By: /s/      Donald L. Turrell
                                         ---------------------------------------
                                                      Donald L. Turrell
                                                       President and
                                                    Chief Executive Officer




April 23, 2003                          By: /s/       Dorrance W. Lamb
                                        ----------------------------------------
                                                      Dorrance W. Lamb
                                                   Chief Financial Officer and
                                                      Vice President, Finance

                                                                 Exhibit 99.1

For more information contact:
Dorrance W. Lamb
Chief Financial Officer
Performance Technologies
585-256-0200 ext. 276
http://www.pt.com
finance@pt.com


            Performance Technologies Reports Continued Revenue Growth
                              in the First Quarter


                  "10% Revenue Growth over Fourth Quarter and a
                    72% Increase over the First Quarter 2002"


ROCHESTER,  NY - April 23, 2003 -- Performance  Technologies,  Inc.  (Nasdaq NM:
PTIX), a leading developer of embedded computing products and system-level solutions for the communications, military and commercial markets, today announced financial results for the first quarter 2003.

Revenue in the first quarter 2003 was $11.0 million, compared to $6.4 million in the first quarter 2002. For the first quarter 2003, the results of operations include the Computing Products Group acquired in October 2002. Net income for the first quarter 2003 amounted to $.3 million, or $.02 per share, compared to $.4 million, or $.03 per share for the first quarter 2002, based on 12.2 million and 12.6 million shares outstanding, respectively. First quarter 2002 results included expenses associated with a restructuring charge amounting to $.2 million (pre-tax), or $.01 per share. In January 2002, the uncertain economic conditions and the lack of visibility of customer orders led the Company to improve its cost structure by reducing annualized expenses by approximately $1.6 million.

Cash and marketable securities amounted to $22.1 million at March 31, 2003, compared to $24.1 million at the end of 2002 and no long-term debt existed at either date.

The following contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and is subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

As the Company began integrating the Computing Products Group acquired from Intel in October 2002, management sought to maximize the synergies between the two organizations, which it believed provided considerable opportunity to improve both future top and bottom line performance, despite current economic conditions. To capitalize on this opportunity, a new corporate strategy was defined that integrates the Company's technological innovation and product breadth, and emphasizes the Company's expanded capability to offer a "unified" solution to the customer base including software, hardware and system platforms through a single Performance Technologies offering. This new business strategy broadens the Company's market focus to more effectively address embedded systems requirements for communications, military and commercial applications. While early signs are encouraging, management expects the response to the Company's new strategy to be evolutionary as the marketplace and our customers better understand and embrace the Company's enhanced capabilities.

Performance Technologies Reports Continued Revenue Growth in the First Quarter Page 2

"We are pleased with the progress the Company made implementing the initial phase of its strategy during the first quarter," said Donald Turrell, president and chief executive officer. "We successfully added three new sales people, initiated new advertising and marketing programs, and began focusing on interoperability between all elements of our expanded product line. Most importantly, we received positive indications from customers validating the Company's new approach to providing a more comprehensive range of embedded products and system platforms. In addition, our sales organization reports seeing increased involvement earlier in the customer's project development cycle. We feel these are very important and positive indicators in measuring the Company's progress in establishing itself as a leading supplier in the embedded systems market."

Guidance

The Company's products are integrated into current and next-generation embedded systems infrastructure. Traditionally, "design wins" have been an important metric for management to judge the Company's product acceptance in its marketplace. Typically, design wins reach production volumes at varying rates, generally beginning twelve-to-eighteen months after the design win occurs. A variety of risks such as schedule delays, cancellations, and changes in customer markets and economic conditions can adversely affect a design win before production is reached or during deployment. While management still believes that design wins continue to be an important metric in evaluating the market acceptance of the Company's products, unfortunately in the current economic climate, fewer customers are doing new design activity and a smaller number of these design wins are moving into production than in the past. In addition, during difficult economic periods, customer's visibility deteriorates causing delays in the placement of orders. These factors often result in a substantial portion of the Company's revenue being derived from orders placed within the quarter and shipped in the final month of the quarter.

In the Company's target markets, capital spending appeared to stabilize during the fourth quarter and certain customers appear to be moving projects toward production during the first quarter. However, overall, new project deployments and design activity in the quarter were still sluggish with only limited forward visibility in the market. During the first quarter 2003, the Company realized three new design wins for its IPnexusTM, SEGwayTM and ZiatechTM product families.

Based upon the current business mix, the current backlog and review of sales forecasts, management expects revenue to be $11.5 million to $12.5 million in the second quarter 2003. Gross margin is expected to be approximately 45% to 47% and diluted earnings per share for the second quarter is expected to be between $.02 and $.06. This guidance includes an increase in expenses of approximately $.3 million reflecting the full quarter's impact for initiatives commenced during the first quarter to implement the new strategy. The income tax rate for the second quarter is assumed to be 31%.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's recent Annual and Quarterly Reports, on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

Performance Technologies Reports Continued Revenue Growth in the First Quarter Page 3

About Performance Technologies

Performance Technologies is a leading developer of embedded computing products and system-level solutions for equipment manufacturers and service providers worldwide. With competencies in compute platforms, IP/Ethernet switching, communications software, wide area networking, SS7/IP interworking and high availability, the Company offers unified products for existing and emerging applications. Serving the industry for over 20 years, the Company's solutions focus on time-to-market, performance and cost advantages for companies in the communications, industrial, military and medical markets.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California and Ottawa, Canada. For more information, visit www.pt.com.


Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid or unexpected changes in technologies, cancellation or delay of customer orders including those relating to design wins, changes in the product or customer mix of sales, delays in new product development, customer acceptance of new products and customer delays in qualification of products. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2002, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.



####

A conference call will be held on Thursday, April 24, 2003 at 10:00 a.m. EDT to discuss the Company's financial performance for the first quarter 2003. All interested institutional investors can participate in the conference call by dialing (888) 423-7081. The conference call will also be available simultaneously for all other investors at (888) 701-8678. The conference ID number is 9745317. A digital recording will be available two hours after the completion of the conference from April 24 through April 26, 2003. To access Encore, US/Canada participants should dial (800) 642-1687 or for International/Local participants, dial (706) 645-9291 and enter the conference ID 9745317. A live Webcast of the conference call will also be available on the Performance Technologies Web site at www.pt.com. The Webcast will be archived to the Web site within two hours after the completion of the call.

             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                     ASSETS


                                              March 31,            December 31,
                                                 2003                  2002
                                          ----------------       ---------------
                                             (unaudited)

Current assets:
  Cash and cash equivalents                   $20,140,000           $22,077,000
  Marketable securities                         2,001,000             2,006,000
  Accounts receivable                           7,722,000             6,622,000
  Inventories                                   6,391,000             4,550,000
  Prepaid expenses and other assets               432,000               942,000
  Deferred taxes                                1,583,000             1,574,000
                                          ----------------       ---------------
       Total current assets                    38,269,000            37,771,000

Property, equipment and improvements            2,786,000             3,012,000
Software development costs                      2,104,000             2,068,000
Note receivable from unconsolidated company     1,000,000             1,000,000
Investment in unconsolidated company            1,327,000             1,353,000
                                          ----------------       ---------------
       Total assets                           $45,486,000           $45,204,000
                                          ================       ===============





                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
  Accounts payable                            $ 2,396,000           $ 1,926,000
  Income taxes payable                            564,000               502,000
                                          ----------------       ---------------
       Total current liabilities                5,836,000             5,641,000

Deferred taxes                                    756,000               754,000
                                          ----------------       ---------------
       Total liabilities                        6,592,000             6,395,000
                                          ----------------       ---------------

Stockholders' equity:
  Preferred stock
  Common stock                                    133,000               133,000
  Additional paid-in capital                   10,961,000            10,961,000
  Retained earnings                            40,822,000            40,565,000
  Treasury stock                              (12,956,000)          (12,782,000)
  Accumulated other comprehensive loss            (66,000)              (68,000)
                                          ----------------       ---------------
       Total stockholders' equity              38,894,000            38,809,000
                                          ----------------       ---------------
       Total liabilities and stockholders'
       equity                                 $45,486,000           $45,204,000
                                          ================       ===============

             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                                   (unaudited)


                                                    Three Months Ended
                                                         March 31,
                                                  2003               2002
                                          ---------------        ---------------


Sales                                         $11,039,000            $6,407,000
Cost of goods sold                              6,036,000             2,652,000
                                          ---------------        ---------------
Gross profit                                    5,003,000             3,755,000
                                          ---------------        ---------------

Operating expenses:
  Selling and marketing                         1,362,000             1,063,000
  Research and development                      2,307,000             1,498,000
  General and administrative                    1,063,000               577,000
  Restructuring charge                                                  163,000
                                          ---------------        ---------------
      Total operating expenses                  4,732,000             3,301,000
                                          ---------------        ---------------
Income from operations                            271,000               454,000

Other income, net                                 127,000               116,000
                                          ---------------        ---------------
Income before income taxes and equity in
 loss of unconsolidated company                   398,000               570,000

Income tax provision                              124,000               177,000
                                          ---------------        ---------------
Income before equity in loss of
 unconsolidated company                           274,000               393,000

Equity in loss of unconsolidated company,
 net of tax                                       (17,000)
                                          ---------------        ---------------

      Net income                              $   257,000            $  393,000
                                          ===============        ===============


Basic earnings per share                      $       .02            $      .03
                                          ===============        ===============


Weighted average common shares                 12,232,000            12,238,000
                                          ===============        ===============

Diluted earnings per share                    $       .02            $      .03
                                          ===============        ===============

Weighted average common and common
 equivalent shares                             12,235,000            12,552,000
                                          ===============        ===============